General information	6 Months Ended
Jun. 30, 2026
Disclosure of general information [line items]
General information
1 General information
Aegon Ltd. is an exempted company with liability limited by shares organized under the laws of Bermuda and registered with the Bermuda Registrar of Companies under number 202302830 and recorded in the Dutch Commercial Register registered under number 27076669 and with its registered address at Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda. The Bermuda Monetary Authority is Aegon’s group supervisor.
Aegon Ltd. has its headquarters in the Netherlands at World Trade Center Schiphol, Schiphol Boulevard 223, 1118 BH Schiphol. As Aegon Ltd. currently qualifies as a non-resident
company under Dutch law, certain Dutch law provisions remain applicable to it, including certain provisions of title 9 Book 2 of the Dutch Civil Code regarding the preparation and publication of its annual accounts.
Aegon Ltd. serves as the holding company for the Aegon Group and has listings of its common shares on Euronext Amsterdam and on the New York Stock Exchange (NYSE).
Aegon Ltd. (or “the Company”) and its subsidiaries (“Aegon” or “the Group”) have life insurance and pensions operations and are also active in savings and asset management operations, accident and health insurance and general insurance. Aegon operates fully owned businesses in the United States and Spain, as well as operating the fully owned asset management and Transamerica Life (Bermuda) businesses. Aegon also operates partnerships in Spain & Portugal, China, and Brazil. In addition, it holds a shareholding in a leading Dutch insurance and pensions company and, following completion of the announced sale of Aegon UK which is expected around the end of 2026, will retain a minority shareholding in a leading UK long-term savings and retirement business. Excluding Aegon UK, the Group employs around 12,100 people worldwide (2025: around 12,500).